EXHIBIT 4


                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Ordinary Shares of Kerzner International Limited, and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

                                                     Dated: March 30, 2006

THE GOLDMAN SACHS GROUP, INC.

By:    /s/ Roger S. Begelman
       -------------------------
Name:  Roger S. Begelman
Title: Attorney-in-Fact

GOLDMAN, SACHS & CO.

By:    /s/ Roger S. Begelman
       -------------------------
Name:  Roger S. Begelman
Title: Attorney-in-Fact

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2005

By:    /s/ Roger S. Begelman
       -------------------------
Name:  Roger S. Begelman
Title: Attorney-in-Fact

WH ADVISORS, L.L.C. 2005

By:    /s/ Roger S. Begelman
       -------------------------
Name:  Roger S. Begelman
Title: Attorney-in-Fact

WHITEHALL STREET GLOBAL EMPLOYEE FUND 2005, L.P.

By:    /s/ Roger S. Begelman
       -------------------------
Name:  Roger S. Begelman
Title: Attorney-in-Fact

WHITEHALL STREET INTERNATIONAL EMPLOYEE FUND 2005 (DELAWARE), L.P.

By:    /s/ Roger S. Begelman
       -------------------------
Name:  Roger S. Begelman
Title: Attorney-in-Fact

WHITEHALL STREET EMPLOYEE FUNDS 2005 GP, L.L.C.

By:    /s/ Roger S. Begelman
       -------------------------
Name:  Roger S. Begelman
Title: Attorney-in-Fact

WHITEHALL STREET INTERNATIONAL REAL ESTATE LIMITED PARTNERSHIP 2005

By:    /s/ Roger S. Begelman
       -------------------------
Name:  Roger S. Begelman
Title: Attorney-in-Fact

WH INTERNATIONAL ADVISORS, L.L.C. 2005

By:    /s/ Roger S. Begelman
       -------------------------
Name:  Roger S. Begelman
Title: Attorney-in-Fact